Exhibit 10.1 AMENDMENT NO. 5, dated as of December 31, 2019 (this “Amendment”), among JELD-WEN Holding, Inc., a Delaware corporation (“Holdings”), JELD-WEN, Inc., a Delaware corporation (the “Borrower Representative”), JELD-WEN of Canada, Ltd., an Ontario corporation (“JW Canada”), the other Borrowers (this and each other capitalized term used herein without definition having the meaning assigned to such term in the Credit Agreement described below) party hereto, the Subsidiary Guarantors party hereto, Wells Fargo Bank, National Association, as Administrative Agent, U.S. Issuing Bank, Canadian Issuing Bank and Swingline Lender (in such capacities, the “Agent”), and the Lenders party hereto. WHEREAS, reference is hereby made to the Amended Revolving Credit Agreement, dated as of October 15, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower Representative, JW Canada, the other Borrowers party thereto, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto; WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Loan Parties, the Agent and the Lenders party hereto, constituting the Required Lenders, may, and hereby express their desire to, amend the Credit Agreement for certain purposes set forth more fully herein; NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Amendments to Credit Agreement. On the Amendment Effective Date, the Credit Agreement shall be amended as follows: (a) Section 1.1 of the Credit Agreement shall be amended by amending and restating the definition of “Loan Documents” in its entirety as follows: “Loan Documents”: this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, any Intercreditor Agreement, the Notes, the Security Documents, an Incremental Amendment, if any, and an Extension Agreement, if any. (b) Section 1.1 of the Credit Agreement shall be amended by adding the following new defined terms (and corresponding definitions) in appropriate alphabetical order therein: “Amendment No. 5”: Amendment No. 5, dated as of the Amendment No. 5 Effective Date, by and among the Loan Parties, the Administrative Agent and the Lenders party thereto. “Amendment No. 5 Effective Date”: December 31, 2019. “BHC Act Affiliate”: with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “Covered Entity”: any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party”: as defined in Section 10.25. “Default Right”: has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC”: has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support”: as defined in Section 10.25. “Supported QFC”: as defined in Section 10.25. “US Special Resolution Regimes”: as defined in Section 10.25. (c) The Credit Agreement is amended by adding the following to appear as a new Section 10.25 (Acknowledgement Regarding any Supported QFCs) thereof: “10.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “US Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is a party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a US Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the US Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a US Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the US Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.” Section 2. Representations and Warranties. Each of the Loan Parties represents and warrants to the Agent and the Lenders as of the Amendment Effective Date that this Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity. The Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of such Loan Party. Section 3. Conditions to Effectiveness. This Amendment shall become effective on the date of the Agent’s receipt of counterparts of this Amendment that, when taken together, bear the signatures of the Loan Parties and the Required Lenders subject to the satisfaction of the following conditions precedent (the date upon which this Amendment becomes effective, the “Amendment Effective Date”). Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof. Section 5. Applicable Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York. Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document. Section 8. Acknowledgement and Affirmation. Each Loan Party party hereto hereby expressly acknowledges, (i) all of its obligations under the Guarantee and the Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuing basis, (ii) its grant of security interests pursuant to the Security Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment and (iii) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. BORROWERS: JELD-WEN, INC. By:/s/ Brian Luke Name: Brian Luke Title: Vice President & Treasurer JELD-WEN OF CANADA, LTD. KARONA, INC. AMERICAN BUILDING SUPPLY, INC. J B L HAWAII, LIMITED By:/s/ Brian Luke Name: Brian Luke Title: Treasurer Signature Page to Amendment No. 5 (ABL Facility)

HOLDINGS: JELD-WEN HOLDING, INC. By:/s/ Brian Luke Name: Brian Luke Title: Treasurer Signature Page to Amendment No. 5 (ABL Facility)

OTHER GUARANTORS: JW INTERNATIONAL HOLDINGS, INC. JW REAL ESTATE, INC. By:/s/ Brian Luke Name: Brian Luke Title: Treasurer HARBOR ISLES, LLC By: JELD-WEN, Inc., its Sole Member By:/s/ Brian Luke Name: Brian Luke Title: Treasurer JELD-WEN DOOR REPLACEMENT SYSTEMS, INC. By: /s/ Wallace D. Corwin Name: Wallace D. Corwin Title: President & Director Signature Page to Amendment No. 5 (ABL Facility)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender By: /s/ Peter Schuebler Name: Peter Schuebler Title: Vice President Signature Page to Amendment No. 5 (ABL Facility)

BANK OF AMERICA, N.A., as a Lender By:/s/ Andrew A Doherty Name: Andrew A Doherty Title: Senior Vice President Signature Page to Amendment No. 5 (ABL Facility)

BARCLAYS BANK PLC, as a Lender By: /s/ Komal Ramkirath Name: Komal Ramkirath Title: Assistant Vice President Signature Page to Amendment No. 5 (ABL Facility)

TRUIST BANK (as successor by merger to SunTrust Bank), as a Lender By: /s/ Christopher M. Waterstreet Name: Christopher M. Waterstreet Title: Director Signature Page to Amendment No. 5 (ABL Facility)

ROYAL BANK OF CANADA, as a Lender By: /s/ Anna Bernat Name: Anna Bernat Title: Attorney In Fact Signature Page to Amendment No. 5 (ABL Facility)